UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22677

Avenue Mutual Funds Trust
(Exact name of registrant as specified in charter)

399 Park Avenue, 6th Floor New York, NY		10022
(Address of principal executive offices)		(Zip code)

Randolph Takian Avenue Capital Group 399 Park Avenue, 6th Floor New York, NY 10022
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 878-3500

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2016

Item 1. Schedule of Investments. — The schedule of investments for the period ended January 31, 2016, is filed herewith.

Avenue Credit Strategies Fund

SCHEDULE OF INVESTMENTS

January 31, 2016 (Unaudited)

Security Description	Coupon	Maturity		Principal Amount (000)	Value

CORPORATE BONDS & NOTES — 53.2%
Auto Components — 1.7%
The Goodyear Tire & Rubber Co.	5.13%	11/15/2023		$7,500	$7,668,750

Banks — 1.9%
CIT Group, Inc.	5.00%	8/15/2022		8,500	8,595,837

Communications Equipment — 0.4%
Avaya, Inc. (a)	10.50%	3/1/2021		7,320	1,830,000

Consumer Finance — 1.6%
Ally Financial, Inc.	5.13%	9/30/2024		7,000	7,096,250

Containers & Packaging — 1.2%
Ardagh Finance Holdings SA PIK (a)	8.63%	6/15/2019		6,000	5,453,875

Diversified Telecommunication Services — 3.5%
CSC Holdings LLC	6.75%	11/15/2021		3,000	2,962,500
Frontier Communications Corp. (a)	11.00%	9/15/2025		10,000	9,637,500
Intelsat Jackson Holdings SA	7.50%	4/1/2021		4,000	3,420,000
					16,020,000

Electric Utilities — 7.7%
Energy Future Intermediate Holdings Corp. PIK (a) (b) (c)	11.25%	12/1/2018		37,921	34,791,157

Energy Equipment & Services — 1.2%
CHC Helicopter SA	9.38%	6/1/2021		4,445	822,270
Drill Rigs Holdings, Inc. (a)	6.50%	10/1/2017		141	74,730
Niska Gas Storage	6.50%	4/1/2019		2,129	1,703,200
Pacific Drilling V Ltd. (a)	7.25%	12/1/2017		8,390	2,936,500
					5,536,700

Food & Staples Retailing — 0.7%
Rite Aid Corp. (a)	6.13%	4/1/2023		3,000	3,165,000

Health Care Providers & Services — 4.0%
HCA, Inc.	5.38%	2/1/2025		10,500	10,618,125
Tenet Healthcare Corp.:
	6.00%	10/1/2020		3,000	3,172,500
	8.13%	4/1/2022		4,500	4,511,250
					18,301,875

Hotels, Restaurants & Leisure — 2.2%
MGM Resorts International	6.00%	3/15/2023		10,000	9,968,750

Household Durables — 5.6%
Beazer Homes USA, Inc.:
	7.25%	2/1/2023		3,814	3,146,550
	7.50%	9/15/2021		17,115	13,692,000
K Hovnanian Enterprises, Inc.:
	7.00%	1/15/2019	(a)	8,178	5,229,013
	9.13%	11/15/2020	(a)	5,200	3,432,000
					25,499,563

Independent Power and Renewable Electricity Producers — 2.5%
Dynegy, Inc.	7.63%	11/1/2024		5,000	4,400,000
Illinois Power Generating Co.	6.30%	4/1/2020		15,908	6,999,520
					11,399,520

IT Services — 2.5%
First Data Corp. (a)	7.00%	12/1/2023		11,500	11,586,250

Machinery — 1.6%
Ashtead Capital, Inc. (a)	6.50%	7/15/2022		7,000	7,140,000

See Accompanying Notes to Schedule of Investments.

Security Description	Coupon	Maturity		Principal Amount (000)	Value

Marine — 1.8%
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc. (a)	8.13%	11/15/2021		$3,483	$2,768,985
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc. (a)	7.38%	1/15/2022		15,064	5,423,040
					8,192,025

Media — 6.1%
Altice US Finance II Corp. (a)	7.75%	7/15/2025		9,635	8,816,025
CCOH Safari LLC (a)	5.75%	2/15/2026		11,000	10,938,070
Clear Channel Communications, Inc. PIK	12.00%	2/1/2021		6,831	1,714,477
Univision Communications, Inc. (a)	6.75%	9/15/2022		6,000	6,195,000
					27,663,572

Metals & Mining — 1.0%
Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp. PIK (a)	9.75%	6/15/2019		12,427	4,722,260

Oil, Gas & Consumable Fuels — 0.7%
US Shale Solution, Inc.:
	10.00%	9/15/2018	(a)(d)	1,231	1,218,892
	12.00%	9/15/2019	(a)(d)	2,935	1,995,860
					3,214,752

Pharmaceuticals — 1.0%
Valeant Pharmaceuticals International, Inc. (a)	5.88%	5/15/2023		5,000	4,475,000

Specialty Retail — 1.3%
Argos Merger Sub, Inc. (a)	7.13%	3/15/2023		5,792	5,835,440

Wireless Telecommunication Services — 3.0%
T-Mobile USA, Inc.	6.38%	3/1/2025		13,550	13,583,875

TOTAL CORPORATE BONDS & NOTES (Cost $289,334,744)					241,740,451

SENIOR LOANS — 6.3% (e) (f)
Electric Utilities — 1.8%
La Paloma Generating Co. LLC 2nd Lien Term Loan (d) (f)	9.25%	2/20/2020		15,500	8,137,500

Media — 1.3%
Endemol (AP NMT Acquisition) USD 1st Lien Term Loan	6.75%	8/13/2021		6,847	5,940,066

Metals & Mining — 1.7%
Essar Steel Minnesota LLC Term Loan (d)	11.50%	9/30/2020		10,273	7,781,798

Oil, Gas & Consumable Fuels — 1.5%
ATP Oil & Gas Corp. DIP Money Term Loan PIK (c) (d)	4.50%	2/23/2017		28	—
ATP Oil & Gas Corp. DIP Add-On Money Term Loan PIK (c) (d)	4.50%	2/23/2017		4	—
ATP Oil & Gas Corp. DIP Refinancing Term Loan PIK (c) (d)	4.50%	2/23/2017		54	—
ATP Oil & Gas Corp. DIP Term Loan PIK (c) (d)	4.50%	2/23/2017		16	—
Bennu Oil & Gas LLC Replacement Loans PIK (d)	9.75%	11/1/2018		18,694	1,962,920
Connacher Oil & Gas Ltd. Term Loan B PIK (d)	9.00%	5/23/2018		1,470	991,944
Endeavour International Holdings Term Loan (c)	11.00%	1/2/2017		17,763	2,960,490
Exco Resources Inc. 2nd Lien Term Loan	12.50%	10/26/2020		495	186,271
Samson Investment Co. Term Loan B (b) (c)	5.00%	9/25/2018		5,583	83,745
Southern Pacific Resource Corp. 1st Lien Term Loan (b) (c) (d)	14.25%	3/31/2019		6,362	620,288
					6,805,658

TOTAL SENIOR LOANS (Cost $81,015,611)					28,665,022

See Accompanying Notes to Schedule of Investments.

Security Description	Coupon	Maturity		Principal Amount (000)	Value

CONVERTIBLE BONDS — 2.8%
Banks — 1.7%
Societe Generale SA (a) (f)	7.88%		(g)	$5,000	$4,818,750
UniCredit SpA (f) (h)	8.00%		(g)	3,500	2,949,485
					7,768,235

Household Durables — 1.0%
K Hovnanian Enterprises, Inc.	6.00%	12/1/2017		5,265	4,330,462

Oil, Gas & Consumable Fuels — 0.1%
Connacher Oil and Gas Ltd. (a) (d)	12.00%	8/31/2018		1,639	655,705

TOTAL CONVERTIBLE BONDS (Cost $16,813,210)					12,754,402

MUNICIPAL BONDS — 1.5%
Puerto Rico — 1.5%
Government Development Bank for Puerto Rico:
	3.88%	2/1/2017		13,025	3,647,391
	4.35%	8/1/2018		5,340	1,441,960
	4.90%	8/1/2021		6,570	1,773,900

TOTAL MUNICIPAL BONDS (Cost $19,895,886)					6,863,251

	Shares

EQUITY — 8.9%
Index — 8.9%
iShares iBoxx High Yield Corporate Bond ETF	256,000	20,295,680
SPDR Barclays High Yield Bond ETF	612,000	20,324,520
		40,620,200
Oil, Gas & Consumable Fuels — 0.0% (i)
Aspire Holdings, LLC (d)	17,465,975	—
Connacher Oil and Gas Ltd.	1,091,054	101,247
US Shale Solution, LLC (d)	17,121	171
		101,418
TOTAL EQUITY (Cost $100,705,617)		40,721,618

WARRANTS — 0.2%
Auto Components — 0.2%
Chassix Holdings, Inc. Call Expires 7/29/2020 (d)	78,317	875,584
TOTAL WARRANTS (Cost $603,824)		875,584

PRIVATE EQUITY — 0.0% (i)
Oil, Gas & Consumable Fuels — 0.0% (i)
Bennu Holdings, LLC - Series A shares	3,420	342
Bennu Holdings, LLC - Series B shares (d)	488	—
TOTAL PRIVATE EQUITY (Cost $289,206)		342
TOTAL LONG-TERM INVESTMENTS — 72.9% (Cost $508,658,098)		331,620,670

See Accompanying Notes to Schedule of Investments.

	Principal Amount (000)

SHORT-TERM INVESTMENTS — 36.6%
REPURCHASE AGREEMENT — 36.6%
State Street Repurchase Agreement, dated 1/29/2016, due 2/1/2016 at 0.01%, collateralized by $99,295,000 US Treasury Bonds, 8.000% due 11/15/2021 valued at $136,677,979; $30,650,000 US Treasury Notes, 1.625% to 3.750% due 11/15/2018 to 7/31/2021 valued at $33,145,329 (repurchase proceed $166,493,405)	$166,493	$166,493,266

TOTAL SHORT-TERM INVESTMENTS — 36.6% (Cost $166,493,266)		166,493,266

TOTAL INVESTMENTS — 109.5% (Cost $675,151,364)		498,113,936
	Shares

EQUITY SOLD SHORT — (1.0)%
Energy Equipment & Services — (1.0)%
Noble Corp. PLC	(142,000)	(1,106,180)
Seadrill Ltd.	(50,000)	(103,500)
Transocean Ltd.	(330,000)	(3,438,600)
Specialty Retail — (0.0)% (i)
Tailored Brands, Inc.	(10,000)	(137,100)

TOTAL EQUITY SOLD SHORT —(1.0)% (Proceeds $6,397,884)		(4,785,380)

TOTAL SECURITIES SOLD SHORT —(1.0)% (Proceeds $6,397,884)		(4,785,380)

OTHER ASSETS & LIABILITIES — (8.5)%		(38,542,996)

NET ASSETS — 100.0%		$454,785,560

Percentages are calculated as a percentage of net assets as of January 31, 2016.

(a) Securities exempt from registration under Rule 144a of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, to Qualified Institutional Investors as defined in Rule 144a promulgated under the Securities Act of 1933, as amended.

(b) Defaulted security.  Issuer in bankruptcy.

(c) Non-income producing.

(d) For fair value measurement disclosure purposes, security is categorized as Level 3.

(e) Interest rates on Senior Loans may be fixed or may float periodically.  On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate.  The base rate usually is a standard inter-bank offered rate, such as a LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders.  Floating rate Senior Loans adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually.

(f) Variable rate security.  Rate shown is rate in effect at January 31, 2016.

(g) Perpetual Maturity.

(h) Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(i) Amount shown represents less than 0.05% of net assets.

DIP - Debtor In Possession

PIK - Payment in Kind

PLC - Public Limited Company

See Accompanying Notes to Schedule of Investments.

Geographic Allocation of Investments:

Country	Percentage of Net Assets	Value

United States (Includes Short-Term Investments)	97.9%	$445,157,036
Luxembourg	3.9	17,689,900
Netherlands	2.0	8,900,556
Greece	1.8	8,192,025
United Kingdom	1.6	7,140,000
France	1.1	4,818,750
Italy	0.6	2,949,485
Canada	0.4	2,369,184
Norway	0.2	822,270
Cyprus	0.0	74,730
Total Investments	109.5%	$498,113,936
United States (securities sold short)	(1.0)%	$(4,681,880)
Norway (securities sold short)	(0.0)	(103,500)
Total Securities Sold Short	(1.0)%	$(4,785,380)

The geographic allocation is based on where Avenue Capital Management II L.P., the “Investment Adviser”, believes the country of risk to be.  Country of risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered or where the primary source of revenue risk is determined by the Investment Adviser.

Forward Foreign Currency Contracts:

Settlement Date	Amount		Value	In Exchange for U.S. $	Net Unrealized Appreciation (Depreciation)	Counterparty

Forward Foreign Currency Contracts to Buy:
02/10/2016	CAD	1,237,652	$883,463	881,188	$2,275	State Street Bank and Trust Co.
02/10/2016	EUR	53,598,034	58,073,783	57,999,096	74,687	State Street Bank and Trust Co.
02/10/2016	GBP	12,077,501	17,209,365	18,226,590	(1,017,225)	State Street Bank and Trust Co.
					(940,263)
Forward Foreign Currency Contracts to Sell:
02/10/2016	CAD	1,390,400	992,498	1,061,074	68,576	State Street Bank and Trust Co.
02/10/2016	EUR	56,543,485	61,265,196	62,433,903	1,168,707	State Street Bank and Trust Co.
02/10/2016	GBP	15,718,658	22,397,690	24,217,925	1,820,235	State Street Bank and Trust Co.
					3,057,518
	TOTAL				$2,117,255

CAD - Canadian Dollar
EUR - Euro Currency
GBP - Great British Pound

See Accompanying Notes to Schedule of Investments.

Swap Contracts:

At January 31, 2016, outstanding swap contracts were as follows:

Buy Protection:

		Implied
		Credit						Upfront	Unrealized
	Reference	Spread	Notional		Fixed	Expiration	Market	Premiums	Appreciation/
Counterparty	Obligation	(Basis Points)	Amount*		Rate**	Date	Value***	Paid (Received)	(Depreciation)
OTC Swaps:
Goldman Sachs	Beazer Homes	859	USD	3,000,000	5.00	12/20/2020	$388,333	$405,000	$(16,667)
Goldman Sachs	Sears Roebuck	1,400	USD	9,901,000	5.00	9/20/2016	482,399	542,553	(60,154)
Goldman Sachs	Sears Roebuck	1,447	USD	3,682,000	5.00	12/20/2016	262,865	336,867	(74,002)
Goldman Sachs	Sears Roebuck	1,531	USD	6,233,000	5.00	12/20/2019	1,577,369	1,473,899	103,470
Goldman Sachs	Parker Drilling	1,270	USD	4,000,000	5.00	12/20/2019	846,691	90,770	755,921
Goldman Sachs	Sears Roebuck	1,546	USD	2,469,000	5.00	6/20/2020	675,938	395,079	280,859
							$4,233,595	$3,244,168	$989,427

Sell Protection:

		Implied
		Credit						Upfront	Unrealized
	Reference	Spread	Notional		Fixed	Expiration	Market	Premiums	Appreciation/
Counterparty	Obligation	(Basis Points)	Amount*		Rate**	Date	Value***	Paid (Received)	(Depreciation)
OTC Swaps:
Citibank	MBIA Insurance Corp.	4,004	USD	3,000,000	5.00	6/20/2018	$(1,177,000)	$(77,072)	$(1,099,928)
Citibank	MBIA Insurance Corp.	3,920	USD	4,500,000	5.00	9/20/2018	(1,786,923)	(197,405)	(1,589,518)
Citibank	MBIA Insurance Corp.	3,848	USD	7,500,000	5.00	12/20/2018	(3,010,873)	(634,364)	(2,376,509)
Citibank	MBIA Insurance Corp.	3,668	USD	7,400,000	5.00	9/20/2019	(3,043,127)	(597,473)	(2,445,654)
Goldman Sachs	MBIA Insurance Corp.	3,848	USD	12,000,000	5.00	12/20/2018	(4,817,398)	(1,108,897)	(3,708,501)
Goldman Sachs	MBIA Insurance Corp.	1,773	USD	1,650,000	5.00	9/20/2019	(678,535)	$(144,593)	$(533,942)
							$(14,513,856)	$(2,759,804)	$(11,754,052)

Centrally Cleared Swap:

ICE	Markit CDX NA High Yield Index	504	USD	30,000,000	5.00	12/20/2020	$129,618	$226,680	$(97,062)

* If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At January 31, 2016, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $66,050,000.

** The fixed rate represents the fixed annual rate of interest paid by the Fund (as a buyer of protection) or received by the Fund (as a seller of protection) annually on the notional amount of the credit default swap contract.

*** Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

See Accompanying Notes to Schedule of Investments.

Avenue Credit Strategies Fund

Notes to Schedule of Investments

January 31, 2016 (unaudited)

1. Organization

Avenue Mutual Funds Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on March 5, 2012 and is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and currently consists of one non-diversified investment series: Avenue Credit Strategies Fund (the “Fund”). The Fund offers two classes of shares, an Institutional Class and an Investor Class. Both Classes have equal rights and voting privileges, except in matters affecting a single class. The Fund’s primary investment objective is to seek total return, primarily from capital appreciation, fees and interest income. The Fund commenced operations on June 1, 2012.

Avenue Capital Management II, L.P. (the “Investment Adviser”) is a Delaware limited partnership registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the Schedule of Investments.

SECURITY VALUATION - Corporate Bonds and Notes (including convertible and municipal bonds) and unlisted equities are valued using an evaluated quote provided by independent pricing services. Evaluated quotes provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Loans are valued using an evaluated quote provided by an independent pricing service.  Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Trade claims are valued using quotes provided by the selling dealer or financial institution.

Equity securities listed on a U.S. stock exchange, including shares of exchange-traded funds, are valued at the latest quoted sales price on valuation date. Securities listed on a foreign exchange are valued at their closing price.

Investments in other open-end investment companies are valued at NAV.

Credit default swaps are valued using a pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Purchased options are valued using a pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Forward foreign currency contracts are valued using quoted foreign exchange rates as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time) on the days the NYSE is open for business. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees of the Fund (the “Board”).

Where reliable market quotes are not readily available from a third party pricing service, investments are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board. Any investment and other assets or liabilities for which current market quotations

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

January 31, 2016 (unaudited)

are not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued on the debt of those issuers who are currently paying in full, adjusted for amortization of premium or accretion of discount. For those issuers who are not paying in full, interest is recognized only if amounts are reasonably estimable and (considered to be) collectable. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities, subject to collectability. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated upon the proportion of net assets of each class. Class specific expenses are borne by the respective share class.

MUNICIPAL BONDS — The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its bonds at attractive prices. The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

SENIOR LOANS — The Fund purchases assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. Participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately presented.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

January 31, 2016 (unaudited)

these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Schedule of Investments. It is the Fund’s policy to net the unrealized appreciation and depreciation amounts for the same counterparty.

Currently, the Fund executes all foreign currency contracts through State Street. Due to the Fund’s custodial contract with State Street, the Fund is able to avoid certain transaction fees and collateral requirements normally incurred with executing foreign currency contracts with third party brokers. It is the Fund’s policy that execution is done through an automated system with transparency as to other market participants and be monitored for best execution purposes.

PURCHASED OPTIONS — As the purchaser of an option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the underlying security below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the underlying security over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

CREDIT DEFAULT SWAPS — An over the counter (“OTC”) credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. Certain types of credit default swaps are exchange-listed and subject to clearing. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) in the event of a defined adverse credit event with respect to the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Fund uses credit default swaps on corporate issuers to provide a measure of protection against defaults of the issuers (i.e., to reduce

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

January 31, 2016 (unaudited)

risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. However, because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index, among other factors, can result in a loss substantially greater than the amount invested in the swap itself. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of January 31, 2016 for which the Fund is a seller of protection are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

OTC swap payments received or made at the beginning of the measurement period are reflected as such and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized to realized gains or losses over the life of the swap or are recorded as realized gains or losses upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains or losses. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation. The Fund segregates assets in the form of cash or liquid securities (i) in an amount equal to the notional amount of the credit default swaps of which it is the seller and; (ii) in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis.

Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. Central clearing is designed to reduce counterparty risk compared to uncleared swaps because central clearing interposes the CCP as the counterparty to each participant’s swap, but it does not eliminate those risks completely. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Upfront payments or receipts, if any, are recorded as Premium paid or received, net for OTC swap contracts, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount equal to

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

January 31, 2016 (unaudited)

a certain percentage of the notional amount (initial margin), which is subject to adjustment. Credit default swap transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount, which is considered to represent fair value. It is the Fund’s policy that the value of collateral pledged (the securities received), which consists primarily of U.S. government securities and those of its agencies or instrumentalities, is not less than the repurchase price and is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including bankruptcy or other default of a seller of a repurchase agreement.

UNFUNDED LOAN COMMITMENTS — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Schedule of Investments. At January 31, 2016, the Fund had no unfunded loan commitments.

3. Derivative Instruments & Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund used forward foreign currency contracts. The derivatives are not accounted for as hedging instruments.

At January 31, 2016, the fair value of derivative instruments whose primary underlying risk exposure is foreign exchange risk at January 31, 2016 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative
Forward foreign currency contracts	$3,134,480	$(1,017,225)

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund enters into credit default swap contracts to manage its credit risk or to enhance return.

At January 31, 2016, the fair value of derivative instruments whose primary underlying risk exposure is credit risk at January 31, 2016 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative
Credit Default Swaps	$4,363,213	$(14,513,856)

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

January 31, 2016 (unaudited)

4. Related Party Transactions

Affiliates of the Fund may have lending, brokerage, underwriting, or other business relationships with issuers of securities in which the Fund invests. Morgan Stanley, the global financial services firm, owns an indirect, non-controlling minority interest in Avenue Capital Group. During the period, the Fund acquired securities in transactions with unaffiliated broker-dealers which were part of underwriting groups in which Morgan Stanley participated.

5. Unrealized Appreciation/(Depreciation)

The cost and unrealized appreciation (depreciation) of investments in securities of the Fund at January 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost of securities held long	$675,151,364

Gross unrealized appreciation	$7,131,650
Gross unrealized (depreciation)	(184,169,078)
Net unrealized(depreciation) of investments in securities held long	$(177,037,428)
Net unrealized appreciation/(depreciation) on short sales	$1,612,504
Net unrealized appreciation/(depreciation) on securities	$(175,424,924)

6. Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

•                        Level 1 — Prices are determined using quoted prices in an active market for identical assets.

•                        Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

•                        Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The valuation techniques used by the Fund to measure fair value during the period ended January 31, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

January 31, 2016 (unaudited)

individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior loans are valued using inputs which include broker-dealer quotes or quotes received from independent pricing services that take into account quotes received from broker-dealers or other market sources pertaining to the issuer or security. The Fund may also engage a third party appraiser or other valuation techniques to value these securities. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. To the extent that these inputs are observable, the values of senior loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Equity Securities (Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Purchased Options — Options traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of options are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary of the tiered valuation input levels, as of January 31, 2016. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

January 31, 2016 (unaudited)

securities. Because of the inherent uncertainties of valuation, the values reflected in the Schedule of Investments may materially differ from the value received upon actual sale of those investments.

	Quoted Prices in Active Markets for Identical Assets	Other Significant Observable Inputs	Significant Unobservable Inputs
Investment Securities in an Asset Position	(Level 1)	(Level 2)	(Level 3)	Total
Corporate Bonds & Notes	$—	$238,525,699	$3,214,752	$241,740,451
Senior Loans	—	9,170,572	19,494,450	28,665,022
Convertible Bonds	—	12,098,697	655,705	12,754,402
Municipal Bonds	—	6,863,251	—	6,863,251
Equity	40,721,447	—	171	40,721,618
Warrants	—	—	875,584	875,584
Private Equity	—	342	—	342
Repurchase Agreements	—	166,493,266	—	166,493,266

Other Financial Instruments
Forward Foreign Currency Contracts*	—	3,134,480	—	3,134,480
Credit Default Swaps*	—	1,140,250	—	1,140,250
Total Asset Position	$40,721,447	$437,426,557	$24,240,662	$502,388,666

Investments in a Liability Position
Securities Sold Short	(4,785,380)	—	—	(4,785,380)

Other Financial Instruments
Forward Foreign Currency Contracts *	—	(1,017,225)	—	(1,017,225)
Credit Default Swaps*	—	(12,001,937)	—	(12,001,937)
Total Liability Position	$(4,785,380)	$(13,019,162)	$—	$(17,804,542)

* Other financial instruments such as forward foreign currency contracts and credit default swaps are valued at the unrealized appreciation (depreciation) of the instrument.

Quantitative Information about Level 3 Fair Value Inputs

	Fair Value At January 31, 2016	Valuation Technique	Unobservable Input	Range

Corporate Bond and Notes	$3,214,752	Third- Party Vendor	Vendor quotes	$68.00 - $99.00
Senior Loans	19,494,450	Third -Party Vendor	Vendor quotes	$9.75 - $75.75
Convertible Bonds	655,705	Third -Party Vendor	Vendor quotes	$40
Warrants	875,584	Black Scholes Option Pricing Model	Implied Volatility	45%

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Fund and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Fund’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate. The Committee is also responsible for monitoring the implementation of the pricing policies by the Fund and third parties which perform certain pricing functions in accordance with the pricing policies. The Investment Adviser is responsible for the oversight of the third party on a day-to-day basis.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (concluded)

January 31, 2016 (unaudited)

The Committee and the Investment Adviser perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus  prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by the Committee.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Senior Loans	Investments in Convertible Bonds	Investments in Corporate Bonds and Notes	Investments in Equity	Investment in Warrants	Total
Beginning as of October 31, 2015	$22,813,704	$1,229,447	$—	$—	$602,258	$24,645,409
Cost of purchases	126,466	—	1,231,204	—	—	1,357,670
Proceeds from sales	(50,327)	—	—	—	—	(50,327)
Transfers to Level 3	7,448,871	—	2,554,537	3,051,653	—	13,055,061
Transfers from Level 3	—	—	—	—	—	—
Accrued discount (premium)	43,401	—	—	—	—	43,401
Realized gains/(losses)	(504)	—	(7,954,250)	(663)	—	(7,955,417)
Change in net unrealized appreciation (depreciation)	(10,887,161)	(573,742)	7,383,261	(3,050,819)	273,326	(6,855,135)
Balance as of January 31, 2016	$19,494,450	$655,705	$3,214,752	$171	$875,584	$24,240,662
Change in net unrealized appreciation (depreciation) on investments still held as of January 31, 2016	$(10,887,161)	$(573,742)	$(75,149)	$(3,050,819)	$273,326	$(14,313,545)

Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 2 to Level 3 were due to a decrease in the availability of significant observable inputs in determining the fair value of these investments.

For information related to geographical and industry categorization of investments and types of derivative contracts held, please refer to the Schedule of Investments.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days prior to the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Avenue Mutual Funds Trust

By	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date	3/31/2016

Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report had been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date	3/31/2016

By	/s/ Stephen M. Atkins
Stephen M. Atkins
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	3/31/2016